SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]          Preliminary Proxy Statement
[   ]          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]          Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

EGA Emerging Global Shares Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[   ]          Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

EGA FUNDS OUTBOUND PHONE SCRIPT

India small cap ETF with symbol S-C-I-N
Brazil infrastructure ETF with symbol B-R-X-X
China infrastructure ETF with symbol C-H-X-X

Good (morning, afternoon, evening,) my name is (Full Name).

May I please speak with Mr./ Mrs. (full name)?
(RE-GREET IF NECESSARY)

I am calling on behalf of a current investment in a (Fund Type) with (SYMBOL).
I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled for February 29th. Have you received the information?
(Pause For Response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Fund’s Board of Trustees is recommending a vote in favor.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone.
However, your Fund’s the Board of Trustees is recommending a vote in favor.

Would you like to vote along with the Board’s Recommendation?
(Pause For Response)

If you own additional investments in the EGShares China Infrastructure ETF, EGShares India Small Cap ETF or EGShares Brazil Infrastructure which are voting on the same proposals, would you like to vote all of your shares in the same manner?
(Pause For Response)

*Confirmation – I am recording your (in favor/against/abstain) vote.
 For confirmation purposes:
•	Please state your full name. (pause for response)
•	According to our records, you reside in (city, state, zip code). (pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (pause for response)

Thank you.  You will receive written confirmation of your voting instructions within 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (insert appropriate closing).

EMERGING GLOBAL SHARES TRUST
EGShares Brazil Infrastructure ETF

February 10, 2012

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, the Special Meeting of Shareholders of EGShares Brazil Infrastructure ETF (symbol BRXX) is scheduled for February 29, 2012.  Our records indicate that we have not received your voting instructions.  Please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.  Another copy of your ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

Should you have any questions regarding the proposal, please call the toll-free number 1-866-822-1243.  The voting options below have been set up for your convenience.

[Telephone Graphic]	1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

[Computer Graphic]	2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

[Envelope Graphic]	3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Meeting on February 29th.

Again, please do not hesitate to call toll-free 1-866-822-1243 if you have any questions regarding this matter.  If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you for your assistance with this important matter.

Sincerely,

/s/Robert C. Holderith
Robert C. Holderith
President and Chairman

EMERGING GLOBAL SHARES TRUST
EGShares China Infrastructure ETF

February 10, 2012

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, the Special Meeting of Shareholders of EGShares China Infrastructure ETF (symbol CHXX) is scheduled for February 29, 2012.  Our records indicate that we have not received your voting instructions.  Please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.  Another copy of your ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

Should you have any questions regarding the proposal, please call the toll-free number 1-866-822-1243.  The voting options below have been set up for your convenience.

[Telephone Graphic]	1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

[Computer Graphic]	2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

[Envelope Graphic]	3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Meeting on February 29th.

Again, please do not hesitate to call toll-free 1-866-822-1243 if you have any questions regarding this matter.  If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you for your assistance with this important matter.

Sincerely,

/s/Robert C. Holderith
Robert C. Holderith
President and Chairman

EMERGING GLOBAL SHARES TRUST
EGShares India Small Cap ETF

February 10, 2012

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, the Special Meeting of Shareholders of EGShares India Small Cap ETF (symbol SCIN) is scheduled for February 29, 2012.  Our records indicate that we have not received your voting instructions.  Please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.  Another copy of your ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

Should you have any questions regarding the proposal, please call the toll-free number 1-866-822-1243.  The voting options below have been set up for your convenience.

[Telephone Graphic]	1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

[Computer Graphic]	2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

[Envelope Graphic]	3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Meeting on February 29th.

Again, please do not hesitate to call toll-free 1-866-822-1243 if you have any questions regarding this matter.  If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you for your assistance with this important matter.

Sincerely,

/s/Robert C. Holderith
Robert C. Holderith
President and Chairman

[Altman Group Logo]

Shareholder Services

February 10, 2012

URGENT MATTER

Re: EGShares Brazil Infrastructure ETF

Dear Shareholder,

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the EGShares Brazil Infrastructure ETF.  This matter pertains to the approval of the Fund’s new investment advisory agreement.

It is imperative that we speak to you regarding this matter.  Please call toll-free 1-866-822-1243 and ask for extension 7455 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday (international callers may call collect to 201-806-2222 and ask for extension 7455).  We do not require you to provide any account information when calling.

Sincerely,

/s/Frederick M. Bonnell
Frederick M. Bonnell
Managing Director
Shareholder Services

The Altman Group, 1 Grand Central Place, New York, New York 10165

[Altman Group Logo]

Shareholder Services

February 10, 2012

URGENT MATTER

Re: EGShares China Infrastructure ETF

Dear Shareholder,

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the EGShares China Infrastructure ETF.  This matter pertains to the approval of the Fund’s new investment advisory agreement.

It is imperative that we speak to you regarding this matter.  Please call toll-free 1-866-822-1243 and ask for extension 7455 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday (international callers may call collect to 201-806-2222 and ask for extension 7455).  We do not require you to provide any account information when calling.

Sincerely,

/s/Frederick M. Bonnell
Frederick M. Bonnell
Managing Director
Shareholder Services

The Altman Group, 1 Grand Central Place, New York, New York 10165

[Altman Group Logo]

Shareholder Services

February 10, 2012

URGENT MATTER

Re: EGShares India Small Cap ETF

Dear Shareholder,

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the EGShares India Small Cap ETF.  This matter pertains to the approval of the Fund’s new investment advisory agreement.

It is imperative that we speak to you regarding this matter.  Please call toll-free 1-866-822-1243 and ask for extension 7455 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday (international callers may call collect to 201-806-2222 and ask for extension 7455).  We do not require you to provide any account information when calling.

Sincerely,

/s/Frederick M. Bonnell
Frederick M. Bonnell
Managing Director
Shareholder Services

The Altman Group, 1 Grand Central Place, New York, New York 10165